Exhibit 10.8

AMENDMENT TO PURCHASE AGREEMENT

This Amendment to Purchase Agreement (this “Amendment”) is entered into this 3rd day of October, 2006 by and between Pinnacle Entertainment Inc., a Delaware corporation (“Buyer”), Players LC, LLC, a Nevada limited liability company, Players Riverboat Management, LLC, a Nevada limited liability company, Players Riverboat II, LLC, a Louisiana limited liability company (collectively, the “Selling Parties”), Harrah’s Lake Charles, LLC, a Louisiana limited liability company and Harrah’s Star Partnership, a Louisiana general partnership (collectively, the “Companies,”), and Harrah’s Operating Company, Inc., a Delaware corporation (“Harrah’s”).

WHEREAS, Buyer, the Selling Parties, the Companies and Harrah’s are parties to that certain Purchase Agreement dated as of May 26, 2006 (the “Purchase Agreement”). All terms used herein and not otherwise defined shall have the meaning assigned to them in the Purchase Agreement;

WHEREAS, Buyer, the Selling Parties, the Companies and Harrah’s desire to amend the Purchase Agreement as hereinafter set forth.

NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth in this Amendment and for other good an valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, the Selling Parties, the Companies and Harrah’s hereby covenant and agree as follows:

1.	Section 2.4.1.7 shall be deleted in its entirety.

2.	Section 2.4.2.2 shall be deleted in its entirety.

3.	Section 5.14 shall be deleted in its entirety.

4.	Except as expressly modified or amended by this Amendment, all of the terms, covenants and conditions set forth in the Purchase Agreement are hereby ratified and confirmed.

5.	Except insofar as reference to the contrary is made in any such instrument, all references to the “Purchase Agreement” in any future correspondence or notice shall be deemed to refer to the Purchase Agreement as modified by this Amendment.

6.	This Amendment may be signed in any number of counterparts, all of which shall constitute one and the same agreement.

7.	This Amendment shall be governed by and construed in accordance with the Laws of the State of Nevada, applicable to contracts executed in and to be performed entirely within the State of Nevada, provided, however, the laws of the State of Louisiana shall govern all matters involving the Company Real Property and any agreement intended to be enforceable under the laws of the State of Louisiana.

(Signature page follows)

IN WITNESS WHEREOF, the undersigned have caused this Amendment to be signed by their respective duly authorized officers as of the date first written above.

BUYER

PINNACLE ENTERTAINMENT INC.

By:	/s/ STEPHEN H. CAPP
Stephen H. Capp
Executive Vice President & Chief Financial Officer

SELLING PARTIES

PLAYERS LC, LLC

By:	Players Holding, LLC, its sole member

	By:	Players International, LLC, its sole member

		By:	Harrah’s Operating Company, Inc., its sole member

			By:	/s/ JONATHAN S. HALKYARD
Jonathan S. Halkyard
Senior Vice President, CFO and Treasurer

PLAYERS RIVERBOAT MANAGEMENT, LLC

By:	Players Holding, LLC, its sole member

	By:	Players International, LLC, its sole member

		By:	Harrah’s Operating Company, Inc., its sole member

			By:	/s/ JONATHAN S. HALKYARD
Jonathan S. Halkyard
Senior Vice President, CFO and Treasurer

(Signatures continued on following page)

PLAYERS RIVERBOAT II, LLC

By:	Players Riverboat Management, LLC, member

	By:	Players Holding, LLC, its sole member

		By:	Players International, LLC, its sole member

			By:	Harrah’s Operating Company, Inc., its sole member

				By:	/s/ JONATHAN S. HALKYARD
Jonathan S. Halkyard
Senior Vice President, CFO and Treasurer

By:	Players Riverboat, LLC, member

	By:	Players Holding, LLC, its sole member

		By:	Players International, LLC, its sole member

			By:	Harrah’s Operating Company, Inc., its sole member

				By:	/s/ JONATHAN S. HALKYARD
Jonathan S. Halkyard
Senior Vice President, CFO and Treasurer

COMPANIES

HARRAHS LAKE CHARLES, LLC

By:	Players LC, LLC, its sole member

	By:	Players Holding, LLC, its sole member

		By:	Players International, LLC, its sole member

			By:	Harrah’s Operating Company, Inc., its sole member

				By:	/s/ JONATHAN S. HALKYARD
Jonathan S. Halkyard
Senior Vice President, CFO and Treasurer

(Signatures continued on following page)

HARRAHS STAR PARTNERSHIP

By:	Players Riverboat Management, LLC

	By:	Players Holding, LLC, its sole member

		By:	Players International, LLC, its sole member

			By:	Harrah’s Operating Company, Inc., its sole member

				By:	/s/ JONATHAN S. HALKYARD
Jonathan S. Halkyard
Senior Vice President, CFO and Treasurer

By:	Players Riverboat II, LLC

	By:	Players Riverboat Management, LLC, member

		By:	Players Holding, LLC, its sole member

			By:	Players International, LLC, its sole member

				By:	Harrah’s Operating Company, Inc., its sole member

					By:	/s/ JONATHAN S. HALKYARD
Jonathan S. Halkyard
Senior Vice President, CFO and Treasurer

By:	Players Riverboat, LLC, member

	By:	Players Holding, LLC, its sole member

		By:	Players International, LLC, its sole member

			By:	Harrah’s Operating Company, Inc., its sole member

				By:	/s/ JONATHAN S. HALKYARD
Jonathan S. Halkyard
Senior Vice President, CFO and Treasurer

(Signatures continued on following page)

HARRAH’S

HARRAH’S OPERATING COMPANY

By:	/s/ JONATHAN S. HALKYARD
Jonathan S. Halkyard
Senior Vice President, CFO and Treasurer